UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Pinnacle West Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Pinnacle West Capital Corporation
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on Wednesday, May 19, 2010
The Company’s Proxy Statement, Summary Annual Report and accompanying Form 10-K are available at http://www.proxyvoting.com/pnw

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 5, 2010 to facilitate timely delivery.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Dear Pinnacle West Capital Corporation Shareholder:
The 2010 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 19, 2010 at the Heard Museum, 2301 North Central Avenue, Phoenix, Arizona 85004-1323 at 10:30 a.m., Mountain Standard Time.
Proposals to be considered at the Annual Meeting:

1.	Election of eleven (11) directors to serve until the 2011 Annual Meeting of Shareholders;
2.	Amendment to the Company’s Bylaws to permit shareholders to call special shareholder meetings; and
3.	Ratification of the appointment of the Company’s independent accountants for the fiscal year ending December 31, 2010.

The Board recommends a vote “FOR” Items 1, 2 and 3.

CONTROL NUMBER
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YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	à

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Meeting location:
Heard Museum 2301 North Central Avenue Phoenix, AZ 85004-1323
The following proxy materials are available for you to review online:
•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Summary Annual Report and accompanying Form 10-K for the year ended December 31, 2009; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper or e-mail copy of the proxy materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688)
Email:	shrrelations@bnymellon.com
Internet:	http://www.proxyvoting.com/pnw

ACCESSING YOUR PROXY MATERIALS ONLINE

The proxy materials for Pinnacle West Capital Corporation are available to review at:

http://www.proxyvoting.com/pnw
MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:
•	Request a paper or email copy of the proxy materials;
•	Want to view your proxy materials online; or
•	Want to vote your proxy electronically.
EASY ONLINE ACCESS – A CONVENIENT WAY TO VIEW PROXY MATERIALS AND VOTE
When you go online to view materials, you can also vote your shares as follows:
(You will need to reference the 11-digit control number located on the reverse side.)
Step 1:	Go to http://www.proxyvoting.com/pnw and view the proxy materials;
Step 2:	Select to either Vote Now or Request Printed Materials; and
Step 3:	Follow the instructions on the screen for your selection.

If you wish to attend and vote at the meeting, provided below is a map to the Heard Museum.

Light rail station located on NW corner of Central and Encanto.

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